Supplement to the

Fidelity® Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund,
and Fidelity Total Bond Fund

Funds of Fidelity Fixed-Income Trust and Fidelity Income Fund

Fidelity Mortgage Securities Fund

A Class of Fidelity Advisor Mortgage Securities Fund

A Fund of Fidelity Advisor Series II

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2008

The following information replaces the similar information found in the "Management Contracts" section beginning on page 29.

Sub-Adviser - FIMM. On behalf of each fund except Total Bond, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. On behalf of Total Bond, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreements, FMR, and not the funds, pays FIMM's fees.

The following information supplements similar information found in the "Management Contracts" section beginning on page 29.

Ford O'Neil is the portfolio manager of Intermediate Bond and receives compensation for his services. Jeffrey Moore is the portfolio manager of Investment Grade Bond and receives compensation for his services. William Irving is the portfolio manager of Mortgage Securities and receives compensation for his services. Robert Galusza is the lead portfolio manager of Short-Term Bond and receives compensation for his services. Robin Foley is the co-portfolio manager of Short-Term Bond and receives compensation for her services. As of August 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

RCOM8B-09-01 February 25, 2009
1.872064.103